UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 14, 2022

HUDSON ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41532	86-2712843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, Suite 1001, New York, NY 10036
(Address of principal executive offices)

Registrant’s telephone number, including area code: (347) 205-3126

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Right	HUDA U	The Nasdaq Stock Market LLC

Shares of Common Stock, par value $0.0001 per share	HUDA	The Nasdaq Stock Market LLC

Rights, each to receive one-fifth (1/5) of a share of the common stock	HUDA R	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On October 14, 2022, Hudson Acquisition I Corp., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) by and between the Company and Chardan Capital Markets, LLC (“Chardan”), as representative of the several underwriters named therein (collectively, the “Underwriters”) , relating to the Company’s initial public offering (the “Offering”) of 6,000,000 units (the “Units”) at a price to the public of $10.00 per Unit. Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”) and one right to receive one-fifth (1/5) of a share of the Common Stock upon the consummation of an initial business combination (“Right”).

Under the terms of the Underwriting Agreement, the Company has granted the Underwriters a 45-day option to purchase up to 900,000 additional Units solely to cover over-allotments, if any (the “Overallotment Option”).

On October 18, 2022, the Company sold 6,000,000 Units in total, resulting in total gross proceeds of $60 million, a portion of which was placed in a U.S.-based trust account (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company (“Continental”), acting as trustee.

The foregoing is only a brief description of the terms of the Underwriting Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Underwriting Agreement which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

o	the Underwriting Agreement;

o	a Unit Purchase Option, dated October 14, 2022, by and between the Company and Chardan, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

o	a Rights Agreement, dated October 14, 2022, by and between the Company and Continental, as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference;

o	a Letter Agreement, dated October 14, 2022, by and among the Company, its officers and directors and the Company’s sponsor, Hudson SPAC Holding, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

o	an Investment Management Trust Agreement, dated October 14, 2022, by and between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

o	a Registration Rights Agreement, dated October 14, 2022, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

o	a Unit Private Placement Agreement, dated October 14, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

o	Indemnity Agreements, each dated October 14, 2022, between the Company, the Sponsor, and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and

o	an Administrative Support Agreement, dated October 14, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

On October 18, 2022, simultaneously with the consummation of the Offering, the Company consummated the private placement of 340,000 units (the “Private Placement Units”) to the Sponsor at a price of $10.00 per Private Placement Unit, generating gross proceeds of approximately $3.4 million (the “Private Placement”), part of the proceeds of which were placed in the Trust Account. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Units are identical to the Units, except that (a) the Private Placement Units and their component securities will not be transferable, assignable or saleable until 30 days after the consummation of the Company’s initial business combination except to permitted transferees and (b) the shares and rights included as a component of the Private Placement Units, so long as they are held by the Sponsor or its permitted transferees, will be entitled to registration rights, respectively.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 18, 2022, in connection with the Offering, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of the Amended and Restated Certificate of Incorporation of the Company is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events

Of the proceeds from the Offering and the proceeds of the sale of the Private Placement Units, net of the underwriting commissions, discounts, and offering expenses, $60,900,000 was placed in the Trust Account and $785,100 was delivered to the Company to cover operating expenses. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the Trust Account will not be released from the Trust Account until the earliest of (a) the completion of our initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend our amended and restated certificate of incorporation to (i) modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with an initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 9 months from the closing of this offering (or up to 15 months from the closing of this offering if we extend the period of time to consummate a business combination by the maximum amount) or (ii) with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of our public shares if we are unable to complete our initial business combination within 9 months from the closing of this offering (or up to 15 months from the closing of this offering if we extend the period of time to consummate a business combination by the maximum amount), subject to applicable law. We are not permitted to use the proceeds placed in the trust account and the interests earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) on any redemptions or stock buybacks by the Company.

On October 14, 2022, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On October 18, 2022, the Company issued a press release announcing the closing of the Offering, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated October 14, 2022, between the Company and Chardan Capital Markets LLC, as representative of the underwriters named therein

3.1	Amended and Restated Certificate of Incorporation

4.1	Unit Purchase Option, dated October 14, 2022, between the Company and Chardan

4.2	Rights Agreement, dated October 14, 2022, between the Company and Continental

10.1	Letter Agreement , dated October 14, 2022, among the Company, the Sponsor and each of the executive officers and directors of the Company

10.2	Investment Management Trust Agreement, dated October 14, 2022, between the Company and Continental

10.3	Registration Rights Agreement, dated October 14, 2022, between the Company and the Sponsor

10.4	Unit Private Placement Agreement, dated October 14, 2022, between the Company and Chardan

10.5	Form of Indemnity Agreement(1)

10.6	Administrative Support Agreement , dated October 14, 2022, between the Company and the Sponsor

99.1	Press release dated October 14, 2022

99.2	Press release dated October 18, 2022

(1)	Incorporated by reference as an exhibit to the Company’s Form S-1, as amended (File No. 333- 264557), filed with the SEC on April 29, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 20, 2022	HUDSON ACQUISITION I CORP.

	By:	/s/ Jiang Hui
	Name:	Jiang Hui
	Title:	Chief Executive Officer

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